VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

18.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2015	2014
Cost	2,572,740	1,813,170
Accumulated depreciation	(236,596)	(164,282)
Net book value	2,336,144	1,648,888

As at December 31, 2015, we owned sixteen (2014: thirteen) vessels including the Golar Tundra. During the year ended December 31, 2015, we took delivery of four newbuildings. However, as of December 31, 2015, the Golar Tundra's carrying value has been excluded as she was classified as "held-for-sale".

Drydocking costs of $43.1 million and $43.9 million are included in the cost amounts above as of December 31, 2015 and 2014, respectively. Accumulated amortization of those costs as of December 31, 2015 and 2014 were $18.2 million and $11.3 million, respectively.

Depreciation and amortization expense for each of the years ended December 31, 2015, 2014 and 2013 was $73.7 million, $49.8 million and $36.9 million, respectively.

As at December 31, 2015 and 2014, vessels with a net book value of $2,543.0 million and $1,997.7 million, respectively, were pledged as security for certain debt facilities (see note 33). These totals include vessels classified as held-for-sale which included the Golar Tundra with respect to 2015, and both the Golar Eskimo and the Golar Viking in 2014.

As at December 31, 2015 and 2014, included in the above amounts is office equipment with a net book value of $2.8 million and $1.4 million, respectively.